                            SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 13, 2003
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



              DELAWARE                    1-8514            95-3822631
   (State or other jurisdiction of     (Commission        (I.R.S. Employer
    incorporation or organization)     File Number)     Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENTS

       A copy of the press release dated January 13, 2003, which includes the Company's comments on fourth quarter 2002 outlook, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

         (a)   Financial statements of businesses acquired

               Not applicable.

         (b)   Pro forma financial information

               Not applicable.

         (c)   Exhibits

               99.1     Press Release issued by the Registrant dated
                        January 13, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON

                                   By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

Date: January 13, 2003

                                  EXHIBIT INDEX


    EXHIBIT NO.         DESCRIPTION
    -----------         -----------

        99.1            Press Release dated January 13, 2003.